Ex. 10.65


                                LIMITED GUARANTY
                                ----------------


LENDER:                  Citizens  Bank  of  Massachusetts
                         28  State  Street
                         Boston,  MA  02109

LOAN  NO.:

BORROWER:                Implant  Sciences  Corporation
                         107  Audubon  Road
                         Wakefield,  MA  01880

ORIGINAL  PRINCIPAL
AMOUNT:                  $750,000  Commercial  Promissory  Note
                         dated  January  18,  1998

GUARANTY  AMOUNT:        $200,000

DATE:                    October  11,  2001


     To induce Citizens Bank of Massachusetts (hereinafter "LENDER" which term shall include its successors and assigns) to modify the foregoing Loan Arrangement with the above-named Borrower (hereinafter called the "BORROWER") and in consideration thereof and of any loans, advances or financial accommodations heretofore or hereafter granted by Lender to or for the account of Borrower thereunder, each of the undersigned Guarantors guarantees the payment to Lender of all sums which may be presently due and owing and of all sums which shall in the future become due and owing to Lender from Borrower under said Loan Arrangement and under any extension or renewal thereof and due performance by Borrower of all its obligations thereunder.

     Notwithstanding anything to the contrary contained herein, Guarantor's obligations hereunder shall not exceed Two Hundred Thousand ($200,000) Dollars.

     Each Guarantor also agrees: to indemnify and hold Lender harmless against all obligations, demands and liabilities, by whomsoever asserted, and against all losses in any way suffered, incurred or paid by Lender as a result of or in any way arising out of, or following, or consequential to transactions with the Borrower under said Loan Arrangement; that this Guaranty shall not be impaired by any modification, supplement, extension or amendment of any contract or agreement to which the parties thereto may hereafter agree, nor by any modification, release or other alteration of any of the obligations hereby guaranteed or of any security therefor, nor by any agreements or arrangements whatever with Borrower or anyone else; that the liability of each Guarantor hereunder is direct and unconditional and may be enforced without requiring Lender first to resort to any other right, remedy or security; that no Guarantor shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of Borrower to Lender, unless and until all of said debts and obligations have been paid in full; that if there is more than one Guarantor, the liability of the Guarantors hereunder shall be joint and several; that if Borrower or any Guarantor shall at any time become insolvent or make a general assignment, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of Borrower or any Guarantor, any and all obligations of each Guarantor shall, at Lender's option, forthwith become due and payable without notice; that the books and records of Lender showing the account between Lender and Borrower shall be admissible in any action or proceeding, shall be binding upon each Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof; that this Guaranty is, as to each Guarantor, a continuing Guaranty which shall remain effective during the initial term and each renewal term of the foregoing Loan Arrangement; and that the death of any Guarantor shall not affect the termination of this Guaranty as to such deceased or as to any other Guarantor; that nothing shall discharge or satisfy the liability of any Guarantor hereunder except the full payment and performance of all of Borrowers debts and obligations to Lender with interest including without limitation any ongoing obligations which survive the payment or other termination of the primary debt and the discharge or other disposition of any mortgage or security interest or of the Collateral thereunder; that any and all present and future debts and obligations of Borrower to each Guarantor are hereby waived and postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of Borrower to Lender; that all sums at any time to the credit of each Guarantor and any of the property of each Guarantor at any time in Lender's possession may be held by Lender as security for any and all obligations of such Guarantor to Lender hereunder; and that each Guarantor shall be liable to Lender for all expenses which Lender may incur in enforcement of Lender's rights hereunder, including, without limitation, reasonable attorneys' fees and expenses.

     Each Guarantor waives notice of acceptance hereof; the right to a jury trial in any action hereunder; presentment and protest of any instrument, and notice thereof; notice of default; and all other notices to which such Guarantor might otherwise be entitled.

     This Guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the Commonwealth of Massachusetts, shall be binding upon the heirs, executors, administrators, successors and assigns of each Guarantor and shall enure to the benefit of Lender, its successors and assigns.

WITNESS:                                      GUARANTOR:

/s/  David  C.  Volpe                         /s/  Stephen  Bunker
---------------------                         ----------------------------
                                              Stephen Bunker, individually

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk,  ss.                                              Date:  10/11/01
                                                                  --------

     Then personally appeared the above-named Stephen Bunker and acknowledged the foregoing instrument to be his own free act and deed before me,

                              /s/  Carolyn  Connors
                              ---------------------
                              Notary  Public
                              My  commission  expires  2/4/05
                                                       ------